EXHIBIT-99.6

                            FOURTH AMENDMENT TO FIRST
                      AMENDED AND RESTATED CREDIT AGREEMENT

      This Fourth Amendment to First Amended and Restated Credit Agreement (the "Amendment") is made and entered into as of December 2, 1999, between AMERICAN RESOURCES OFFSHORE, INC. ("ARO"), and BLUE DOLPHIN EXPLORATION COMPANY ("BDEX").

                              W I T N E S S E T H:

      WHEREAS, American Resources Offshore, Inc., Southern Gas Co. of Delaware, Inc. ("Southern"), Den norske Bank, ASA ("Den norske Bank") and DNB Energy Assets, Inc. ("DNB") entered into that certain Third Amendment to First Amended and Restated Credit Agreement dated as of August 1, 1999 ("Third Amendment");

      WHEREAS, pursuant to the Third Amendment, ARO executed a certain promissory note dated August 1, 1999 in the original principal amount of $51,223,000 made payable to the order of Den norske Bank (the "$51,223,000 Note");

      WHEREAS, a Note Purchase Agreement dated November 11, 1999 was entered into by and between DNB, Den norske Bank, Blue Dolphin Exploration Company and Fidelity Oil Holdings, Inc. ("Fidelity") ("Note Purchase Agreement");

      WHEREAS, pursuant to the Note Purchase Agreement, BDEX is the owner and holder of the $51,223,000 Note;

      WHEREAS, ARO, BDEX and Fidelity have previously executed the Consent, Acknowledgment and Ratification;

      WHEREAS, pursuant to the Note Purchase Agreement, BDEX was assigned all rights of Den norske Bank under the Loan Documents (defined below);

      WHEREAS, BDEX has agreed, in exchange for ARO undertaking certain obligations under the terms of the Note Purchase Agreement, to reduce the amount of the indebtedness previously evidenced by the $51,223,000 Note to the principal amount of $5,000,000.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties set forth in this Amendment, the parties hereto agree as follows:

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                                    ARTICLE I

                                   DEFINITIONS

      1.01 TERMS DEFINED ABOVE. As used herein, each of the terms "DNB", "Den norske Bank", "Southern", "ARO", "BDEX", "Note Purchase Agreement", "Third Amendment" and "$51,223,000 Note" shall have the meaning assigned to such term hereinabove.

      1.02 ADDITIONAL DEFINITIONS. As used herein the following terms shall have the meanings specified below unless the context otherwise requires:


            a. "ARO INDEBTEDNESS" shall mean any and all claims, causes of action and remedies arising under or related to the $51,223,000 Note and/or the Collateral Documents.

            b. "ASSIGNMENT OF NOTE, CLAIMS, LIENS, SECURITY INTERESTS AND OTHER RIGHTS" shall mean the Assignment of Note, Claims, Security Interests and Other Rights executed by DNB Energy Assets, Inc. in favor of Blue Dolphin Exploration Company pursuant to the Note Purchase Agreement.

            c. "CLOSING DATE" shall mean the later of (i) the first business day after all of the conditions described in Article II shall have been satisfied or waived, and (ii) the date on which the closing on the Note Purchase Agreement, Investment Agreement and Property Purchase and Sale Agreement is completed.

            d. "COLLATERAL DOCUMENTS" shall mean the liens, assignments and security interests evidenced, created and/or perfected pursuant to the Loan Documents, including, but not limited to, the instruments described in Exhibit A to the Note Purchase Agreement.

            e. "CREDIT AGREEMENT" shall mean the First Amended and Restated Credit Agreement dated November 1, 1997 by and between ARO, Southern Gas Co. of Delaware, Inc. and DNB as amended by the First Amendment to First Amended and Restated Credit Agreement dated March 5, 1998, the Second Amendment to First Amended and Restated Credit Agreement dated October 1, 1998, the Third Amendment to First Amended and Restated Credit Agreement dated August 1, 1999 between ARO, Den norske Bank and DNB and this Fourth Amendment to the First Amended and Restated Credit Agreement.

            f. "EVENT OF DEFAULT" shall have the same meaning as set forth in
      Article IX.

            g. "INVESTMENT AGREEMENT" shall mean that certain Investment Agreement dated as of July 30, 1999 between ARO and BDEX.

            h. "LOAN DOCUMENTS" shall mean the ARO Note, Credit Agreement, Collateral Documents and Mortgage Amendment, together with all documents, instruments and

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      agreements executed in connection therewith including, without limitation, the mortgages and security agreements.

            i. "MORTGAGE AMENDMENT" shall mean an Act of Amendment of Act of Mortgage and Security Agreement in the form of Exhibit A.

            j. "PARTIAL RELEASE OF LIEN" shall mean the instrument by that title delivered to Fidelity by Den norske Bank on the Closing Date pursuant to
      Section 4.02(e) of the Note Purchase Agreement.

            k. "PROPERTY PURCHASE AND SALE AGREEMENT" shall mean that certain Purchase and Sale Agreement dated July 30, 1999 between ARO and Fidelity.

            l. "RELATED INTERESTS" shall mean all liens, assignments, security interests, rights and remedies arising under or relating to the Loan Documents.

            m. "REPLACEMENT NOTE" shall mean a promissory note by ARO payable to BDEX of even date with this Amendment in the original principal amount of $5,000,000 in the form of Exhibit B.

                                   ARTICLE II

                                   CONDITIONS

      2.01 The obligations of BDEX to amend the Credit Agreement as provided herein is subject to satisfaction of the following conditions precedent:

            a. RECEIPT OF LOAN DOCUMENTS AND OTHER ITEMS. BDEX shall have received multiple counterparts, as requested by BDEX, of the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to BDEX:

                  (i)   this Amendment executed by ARO;

                  (ii) the Replacement Note in partial renewal and modification, but not in full discharge or novation of the $51,223,000 Note, executed by ARO; and

                  (iii) the Mortgage Amendment executed by ARO; and

                  (iv) such other agreements, documents, instrument, opinions, certificates, waivers, consents, and evidence as BDEX may reasonably request.

            b. MATTERS SATISFACTORY TO BDEX. All matters incident to the consummation of the transactions hereby contemplated shall be reasonably satisfactory to BDEX.

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            c. REPRESENTATIONS AND WARRANTIES OF ARO. The representations and warranties of ARO contained in (i) Article VII of this Amendment, (ii) the Mortgage Amendment, and (iii) Article IV of the Credit Agreement, shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of each such date.

            d. PERFORMANCE OF COVENANTS AND AGREEMENTS. ARO shall have performed and complied with all covenants, agreements and obligations contained in this Agreement required to be performed or complied with by it prior to or on the Closing Date.

            e. INVESTMENT AGREEMENT TRANSACTION. No amendment of the Investment Agreement shall have occurred except as consented to in writing by BDEX and the transactions contemplated in the Investment Agreement shall close simultaneously with the transactions contemplated by this Amendment without waiver of any conditions precedent to the obligation of any party thereto, except those which have been consented to in writing by BDEX.

            f. PROPERTY PURCHASE AND SALE AGREEMENT. No amendment of the Property Purchase and Sale Agreement shall have occurred except as consented to in writing by Fidelity and the transactions contemplated in the Property Purchase and Sale Agreement shall close simultaneously with the transactions contemplated by this Amendment without waiver of any conditions precedent to the obligation of any party thereto, except those which have been consented to in writing by Fidelity.

            g. NOTE PURCHASE AGREEMENT. No amendment of the Note Purchase Agreement shall have occurred except as consented to in writing by BDEX and the transactions contemplated in the Note Purchase Agreement shall close simultaneously with the transactions contemplated by this Amendment without waiver of any conditions precedent to the obligation of any party thereto, except those which have been consented to in writing by BDEX.

            h. CONSENTS AND LITIGATION. ARO shall have obtained all required third party consents to the transactions contemplated by this Amendment and all statutory requirements for valid consummation of the transactions contemplated by this Amendment shall have been fulfilled and all necessary governmental consents, approvals or reauthorizations shall have been obtained. There shall not have been filed or threatened any suit, action or other proceeding (including any investigation of any governmental agency) to restrain or invalidate the transactions contemplated by this Amendment and no order, writ, injunction, or decree shall have been entered or be in effect that restrains, enjoins or limits the transactions contemplated by this Amendment.

            i. SUPPORTING DOCUMENTS. BDEX and its counsel shall have received prior to or on the Closing Date reasonably satisfactory evidence that ARO has full power and

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      authority and has taken all corporate actions necessary to execute and deliver this Amendment and consummate the transactions contemplated hereby and perform all of its obligations hereunder.

                                   ARTICLE III

                                 ACKNOWLEDGMENT

      ARO acknowledges and agrees that as of the date of this Agreement, after giving effect to all payments (including the proceeds from (i) the Property Purchase and Sale Agreement, and (ii) the Investment Agreement paid to Den norske Bank) and prior to giving effect to the reduction provided for in this Agreement, the unpaid principal balance due and owing on the $51,223,000 Note was $24,223,000, net of all claims and offsets. BDEX acknowledges and agrees that it has agreed to reduce the unpaid balance due and owing on the $51,223,000 Note to $5,000,000 which shall be evidenced by the Replacement Note.

                                   ARTICLE IV

                              RATIFICATION OF LIENS

      ARO hereby adopts, ratifies and confirms the Credit Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof as amended. ARO hereby confirms and agrees that any and all mortgages, liens, security interests and other security or collateral acquired by BDEX pursuant to the Note Purchase Agreement (which excludes the property conveyed by ARO to Fidelity pursuant to the Property Purchase and Sale Agreement) and/or Assignment of Note, Claims, Liens, Security Interests and Other Rights (subject to the Partial Release of Lien) as security for payment and performance of the ARO Indebtedness hereby are renewed and carried forth to secure payment and performance of the Replacement Note.

                                    ARTICLE V

                               CONDITIONAL RELEASE

      Subject to strict adherence to the terms and conditions contained in this Amendment, if an Event of Default has not occurred on or before December 31, 2000, BDEX agrees to execute and deliver to ARO a release of the obligation evidenced by the Replacement Note. All liens created pursuant to the Loan Documents and this Agreement shall remain in effect after release of the Replacement Note to secure the performance by ARO of its obligations under the Note Purchase Agreement. Provided that no Event of Default has occurred, BDEX shall, on December 31, 2001, release the liens created pursuant to the Loan Documents and this Agreement. Time is of the essence with respect to the satisfaction of the obligations and requirements set forth in this Amendment. Any right to a release created by this Amendment terminates immediately upon the occurrence of an Event of Default. No credit against or discount on the Replacement Note shall be earned by partial performance of the requirements.

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                                   ARTICLE VI

                                   MORATORIUM

      Prior to the occurrence of an Event of Default of the type described in
Section 9.01 of this Agreement, BDEX will forbear from exercising or enforcing any right under the Credit Agreement.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

      ARO, effective as of the Closing Date, hereby expressly makes, in favor of BDEX, all of the representations and warranties contained in or incorporated in the Third Amendment to First Amended and Restated Credit Agreement between American Resources Offshore, Inc., DNB Energy Assets, Inc., and Den norske Bank, ASA, dated August 1, 1999.

                                  ARTICLE VIII

                                 RELEASE BY ARO

      ARO acknowledges, confesses and agrees that, to the extent that any existing facts, events, or conditions constitute a basis for any claims, actions, demands, causes of action of whatever kind or character, whether joint or several, whether known or unknown, which may have arisen or occurred prior to the date of execution of this Amendment, including but not limited to any claim, demand, cause of action or liability for any and all injuries, harm, damages, penalties, costs, losses, expenses, attorneys' fees, and/or liabilities whatsoever (including any defense, counterclaim or right of setoff to the payment or performance of any obligations or indebtedness of ARO), whenever incurred or suffered by any of them, including, without limitation, any claim, demand, action, damages, liability, loss, cost, expense, and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from any breach of any duty of loyalty, fair dealing, care, fiduciary duty, or any other duty, confidence, or commitment, undue influence, duress, economic coercion, conflict of interest, negligence, willful misconduct, bad faith, violations of the racketeer influence and corrupt organizations act, intention or negligence infliction of distress or harm, tortuous interference with corporate governance or prospective business advantage, breach of contract, failure to perform any obligation under any of the Loan Documents, deceptive trade practices, libel, slander, conspiracy, interference with business, usury, strict liability, lender liability, breach of warranty or representation, fraud, or any other claim or cause of action (herein being collectively referred to as "Claims"), American Resources Offshore, Inc., hereby, for itself, its subsidiaries, its representatives, agents, officers, directors, employees, shareholders, successors, heirs and assigns (collectively called the "Releasing Parties"), knowingly and willfully, fully, finally and completely release, discharge, waive, acquit and relinquish BDEX and its representatives, agents, officers, directors, employees, shareholders and successors and assigns (collectively called the "Released Parties") from the Claims. It is the intent of all parties hereto that upon execution of the Amendment all Claims shall be released and extinguished. IT IS EXPRESSLY AGREED

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THAT THE CLAIMS RELEASED HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER
ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY OR OTHERWISE), WILLFUL MISCONDUCT, OR OTHER CONDUCT OF ANY OF THE RELEASED PARTIES. Notwithstanding any provision of this Amendment or any other Loan Documents, this section shall remain in full force and effect and shall survive the delivery and payment of the Replacement Note, this Amendment and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof. BDEX has no obligation or liability to advance any funds to ARO.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

      9.01 EVENTS OF DEFAULT DURING THE MORATORIUM PERIOD. During the moratorium period provided for in Article VI, the occurrence of any one or more of the following events shall constitute an Event of Default:

            a. Any representation, warranty, certification or statement by ARO in this Amendment or in any certificate or other document delivered pursuant to this Amendment shall prove to have been incorrect in any material respect when made or deemed to have been made and is not cured by ARO within ten (10) business days after written notice thereof has been given to ARO by BDEX.

            b. Any representation, warranty, certification or statement by ARO in the Investment Agreement or in any certificate or other document delivered pursuant to the Investment Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made and is not cured by ARO within ten (10) business days after written notice thereof has been given to ARO by BDEX.

            c. Any representation, warranty, certification or statement by ARO in the Mortgage Amendment or in any certificate or other document delivered pursuant to the Mortgage Amendment shall prove to have been incorrect in any material respect when made or deemed to have been made and is not cured by ARO within ten (10) business days after written notice thereof has been given to ARO by BDEX.

            d. If not released pursuant to Article V, the failure of ARO to pay when due the full indebtedness evidenced by the Replacement Note.

            e. The failure of ARO to timely satisfy its obligations to Den norske Bank under the Note Purchase Agreement.

      9.02 EVENTS OF DEFAULT AFTER EXPIRATION OF MORATORIUM PERIOD. Upon termination of the moratorium period provided for in Article VI, Events of Default shall include those set forth in the Credit Agreement.

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      9.03 REMEDIES. Upon the occurrence of an Event of Default of the type described in Section 9.01 (i) the moratorium period provided pursuant to Article VI shall terminate immediately, without notice, demand or presentment, all of which are hereby waived, and (ii) any right pursuant to Article V shall terminate immediately, without notice, demand or presentment, all of which are hereby waived. In addition to any other provision of this Amendment or any Loan Document, BDEX shall have all rights, remedies and recoveries now or hereafter existing in equity, at law or by virtue of statute or otherwise.

                                    ARTICLE X

                                  MISCELLANEOUS

      10.01 CREDIT AGREEMENT AS AMENDED. All reference to the Credit Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      10.02 PARTIES IN INTEREST. All provisions of this Amendment shall be binding upon and shall inure to the benefit of ARO and BDEX and their respective successors and assigns.

      10.03 RIGHTS OF THIRD PARTIES. All provisions herein are imposed solely and exclusively for the benefit of ARO and BDEX and no other person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by BDEX at any time if in its sole discretion it deems it advisable to do so.

      10.04 INDEMNIFICATION. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce BDEX to enter into this Amendment, ARO hereby agrees to indemnify, hold harmless, and defend each of the Released Parties from and against any and all Claims of any nature or character, at law or in equity, known or unknown, which may have arisen prior to the date hereof, or accrued to, or could be claimed or asserted by, any third party prior to the date hereof, INCLUDING WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY OR OTHERWISE), OF ANY OF THE RELEASED PARTIES. Notwithstanding any provision of this Amendment or any other Loan Document, this section shall remain in full force and effect and shall survive the delivery and payment of the Replacement Note, this Amendment and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof. Notwithstanding the above language, this indemnification shall not be deemed to impair or be applicable to ARO's rights to assert a claim against the Released Parties which may result from a breach by BDEX of the Investment Agreement

      10.05 ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL,

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BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD,
THIS AMENDMENT, THE CREDIT AGREEMENT, THE REPLACEMENT NOTE, THE SECURITY INSTRUMENTS, AND OTHER WRITTEN DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE REPLACEMENT NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      10.06 GOVERNING LAW. THIS AMENDMENT AND THE REPLACEMENT NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

      10.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF BDEX, IN COURTS HAVING SITUS IN HOUSTON, TEXAS. ARO SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, TEXAS, AND HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY BDEX IN ACCORDANCE WITH THIS SECTION.

      IN WITNESS WHEREOF, this Fourth Amendment to the First Amended and Restated Credit Agreement is executed as of the date first hereinabove written.

                                          AMERICAN RESOURCES OFFSHORE, INC.


                                          By: /s/ DAVID STETSON
                                          Name:   David Stetson
                                          Title: V.P. & General Counsel

                                          BLUE DOLPHIN EXPLORATION
                                          COMPANY


                                          By: /s/ JOHN P. ATWOOD
                                          Name:   John P. Atwood
                                          Title: Vice President

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                            FOURTH AMENDMENT TO FIRST
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBITS

EXHIBIT A         Act of Amendment of Act of Mortgage and Security Agreement
EXHIBIT B         Replacement Note


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